SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 16, 2016
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
__________________

Item 2.02    Results of Operations and Financial Condition

The slide presentation attached hereto as Exhibit 99, and incorporated herein by reference, will be presented at Principal Financial Group, Inc.'s Investor Day on November 16, 2016 and may be used by the company in various other presentations to investors. The slide presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01    Regulation FD Disclosure

The slide presentation attached hereto as Exhibit 99, and incorporated herein by reference, will be presented at Principal Financial Group, Inc.'s Investor Day on November 16, 2016 and may be used by the company in various other presentations to investors. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99	Slide presentation presented at Principal Financial Group, Inc.'s Investor Day on November 16, 2016. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ John Egan
Name: John Egan
Title: Vice President - Investor Relations

Date: November 16, 2016